                                        Oceanstone Fund

                                              Prospectus

                                             11/09/2006

                Investment Objective: Capital Appreciation

                      Minimum Investment: Initial: $2,000

                                                          Subsequent: $100

The Fund shares may not be purchased/redeemed by telephone or facsimile.

A signature guarantee is required for redemption of the Fund shares.

Like all other mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved of the securities offered in this Prospectus and has not passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offence.

RISK/RETURN SUMMARY

Fund Investment Objective

Oceanstone Fund (the Fund) seeks to obtain capital appreciation.

Principal Investment Strategies

To achieve its investment objective, the Fund invests only in common stocks on the New York Stock Exchange, American Stock Exchange, and NASDAQ (both National and Capital Markets). In deciding which common stocks to purchase, the Fund blends both growth and value approaches and mainly employs the strategy of growth at reasonable price. Accordingly, the Fund uses fundamental analysis to select the companies that are (1) well-managed with good profitability for past 3-10 years, (2) with favorable future growth prospect, and (3) available at reasonable price in stock market, based on the judgment of the Fund’s investment adviser.

The Fund prefers to invest in the companies with favorable long-term future growth prospect and to hold their common stocks for long-term capital appreciation. But these long-term investment opportunities are rare in stock market. Consequently, the Fund also invests in companies with favorable short-term future growth prospect. Generally, the Fund sells the common stock of a company in its portfolio when, based on the judgment of the Fund’s investment adviser, (1) the Fund realizes that it has made a mistake in judging the company’s future growth prospect, (2) the company no longer has favorable future growth prospect as its business changes with the passage of time, (3) the company’s stock becomes overvalued in stock market, or (4) the Fund needs capital for a better investment opportunity. The Fund also sells stocks in its portfolio, when it needs cash to pay for shareholder redemptions. Consequently, the Fund may engage in frequent and active trading that may result in short-term capital gains that will be taxable to the Fund shareholders as ordinary income.

Even though the Fund will invest in small, medium, and large capitalization stocks, many of the companies with favorable future growth prospect at reasonable price are small, with market capitalization between $20 million and $2 billion. Consequently, the Fund may hold a large number of small capitalization stocks in its portfolio.

When the Adviser believes that market conditions warrant a temporary defensive posture or is unable to find enough suitable investment opportunities, the Fund may invest up to 100% of its assets in cash and cash equivalents. The taking of such a temporary defensive posture that is inconsistent with the Fund’s principal investment strategy may adversely affect the Fund’s ability to achieve its investment objective.

Non-Diversification Policy

The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of securities. As a non-diversified mutual fund, the Fund may invest half of its total assets in two or more securities, while the other half is spread out among securities not exceeding 5% of the Fund’s total assets, at the time of purchase. As a result, the Fund may be more susceptible to a single negative economic, political, or regulatory occurrence. The Fund seeks only enough diversification in its portfolio to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.

Principal Investment Risks

Investors in the Fund may lose money over short and even long periods of time, due to the risks associated with investments in common stocks. These risks include:

· Market Risk: The price declines of common stocks may be steep,

sudden, and prolonged.

· Risk of Small Capitalization Companies: In the process of seeking to achieve its investment objective, the Fund may hold a large number of small capitalization stocks in its portfolio. Generally, small capitalization stocks have lesser liquidity and greater volatility in market price.

· Management Risk: When purchasing a common stock for its portfolio, the Fund may be wrong in its judgment of the company’s management, its future growth prospect, or the reasonableness of its stock price. In addition, the Fund may not be able to find sufficient number of common stocks that meet its investment criteria. If the Fund invests a portion of its cash in a money market fund, the shareholders of the Fund will be subject to duplicative management fees.

· Concentration Risk: The Fund may invest a higher percentage of its assets in fewer stocks than an average stock mutual fund does, so the price decline of even one common stock in the Fund’s portfolio may have serious negative consequences for the Fund’s net asset value.

· Portfolio Turnover Risk: In the process of seeking to achieve its investment objective, the Fund may engage in active and frequent trading of its portfolio securities. The short-term capital gains from these trading activities are distributed to shareholders and taxed as ordinary income under Federal income tax laws.

Furthermore, the trading costs associated with the Fund’s frequent portfolio turnover may have a negative effect on the Fund’s performance.

· Risk From the Investment Adviser’s Lack of Experience in

Advising Mutual Funds: Oceanstone Capital Management, Incorporated, the Fund’s investment adviser, was incorporated in May of 2006 and has no prior experience in advising mutual funds. Consequently, the Fund may not be able to achieve its investment objective due to this lack of experience.

· Foreign Risk: Even though the Fund invests mainly in the common stocks of American corporations, the Fund may from time to time invest in the American Depository Receipts (ADRs) of foreign issuers. Consequently, the Fund may be subject to risks associated with investing in ADRs. These risks include adverse fluctuations in foreign currency values, social and economic instability, inadequate financial disclosures, and differences in taxation and securities regulation.

Bar Chart and Performance Table: non-applicable (Performance information is not included because, as of the date of this prospectus, the Fund does not have returns for a full calendar year.)

FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum sales charge (load) imposed on purchases:

None

Maximum deferred sales charge (load):

None

Maximum sales charge (load) on reinvested distributions:

None

Redemption fee*:

None

Annual Fund Operating Expenses (expenses deducted from the Fund):

Management fee:

1.80%

Distribution (12b-1) fee:

None

Other expenses:

None

Total annual fund operating expenses:

1.80%

* A shareholder who requests that redemption proceeds be sent by express mail or transmitted by wire will be charged for the cost of such express mail or wire transfer of funds.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Although your actual costs may be lower or higher, based on these assumptions your costs would be:

1 year

3 years

$ 183

$ 566

INVESTMENT MANAGEMENT

Investment Adviser: Oceanstone Capital Management, Incorporated, a California corporation at 553 Dew Point Avenue, Carlsbad, CA 92011, is the investment adviser (the Adviser) of the Fund. The Adviser was incorporated in May of 2006 and has no prior experience in advising mutual funds as an investment adviser.

Subject to the supervision of the Fund’s Board of Trustees, the Adviser manages the Fund’s assets, including buying and selling portfolio securities. The Adviser also furnishes office space and certain administrative services to the Fund, and pays all operating expenses of the Fund except for brokerage commission, tax, interest, and management fee.

The Adviser receives from the Fund as compensation for its services an annual fee of 1.80% of the Fund’s net assets. This fee is computed on the average daily closing net asset value of the Fund, is payable monthly, and is higher than the fee paid by most other mutual funds.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Fund and the Adviser will be available in the Fund’s annual report.

Portfolio Manager: James J. Wang is the portfolio manager of the Fund since its inception. He is also the president, a director, and a shareholder of Oceanstone Capital Management, Incorporated. James Wang is a state-registered investment adviser from 2003 to present time. During this period, he has been managing separately managed accounts in US stock market for individuals and small businesses, with complete authority to determine the securities to be bought or sold and the amount of the securities to be bought or sold. In portfolio management for those separately managed accounts, James Wang also mainly employs the strategy of growth at reasonable price. James Wang was a private investor from 2001 to 2003. He has no prior experience in advising mutual funds.

Although James Wang manages the day-to-day operations of the Fund, his only remuneration comes from the management fee earned by the Adviser. The Statement of Additional Information provides additional information about the portfolio manager’s (i) compensation, (ii) other accounts managed, and (iii) ownership of securities in the Fund.

Legal Proceedings: as of the date of this Prospectus, there was no litigation involving the Fund in any capacity.

Description of Common Stock: Each share of the Fund has equal dividend, distribution, liquidation, and voting rights. There are no conversion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

When & How Do We Price: The net asset value (NAV) of the Fund’s share is determined as of the close of business (presently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading. The price is determined by dividing the value of its securities, plus all other assets and less all liabilities, by the number of shares outstanding.

Market Value of Securities: The common stocks in the Fund’s portfolio are valued on the basis of market quotations. The common stocks held by the Fund are valued at the last sale price. The common stocks held by the Fund that have not traded for the day are valued at the last bid price in such market.

If the trading of a portfolio stock is halted during the day and does not resume prior to the Fund’s NAV calculation or if the exchange on which a portfolio stock is principally traded closes early, the market quotation of the stock may not be readily available (including when it is not reliable). In addition, the Fund may hold in its portfolio small capitalization stocks which, due to infrequent trading, may not have reliable current market prices, and such small capitalization stocks may need to be determined for their fair value more frequently than other stocks. In these circumstances where market quotations are either not readily available or not reliable, the Fund must determine the fair value of a stock, in order to calculate as accurately as possible the NAV of the Fund. Without a fair value price, short-term traders could take advantage of the arbitrage opportunities and dilute the NAV of long-term shareholders. As a general principle, the fair value of a stock is the price that the Fund may reasonably expect to receive for the stock upon its current sale. In these circumstances, the Adviser will determine the fair value of the stock in accordance with the guideline approved by the Fund’s Board of Trustees.

The Fund may invest a portion of its available cash in registered money market funds, and the NAV of the money-market funds in which the Fund invests will be included in the calculation of the Fund’s NAV. The prospectuses of those money-market funds may explain the circumstances under which those money-market funds will use fair value pricing and the effects of using fair value pricing.

The Purchase or Redemption Price of the Fund Shares: The price at which a purchase or redemption is effected is the net asset value per share of the Fund next calculated after the order is received by the Fund in proper form. A purchase or redemption order must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.

Purchase of Fund Shares

Account Application: To open a new account with the Fund, please complete an account application. Call Mutual Shareholder Services LLC, the Fund’s transfer agent, at 1-800-988-6290, or visit the Fund’s website at www.oceanstonefund.com for an application form.

Tax-Advantaged Accounts: In addition to taxable accounts, the Fund also offers tax-advantaged accounts, including IRAs and Coverdell Education Savings Account. The Huntington National Bank serves as the custodian for these tax-advantaged accounts, and Mutual Shareholder Services LLC issues Form 5498 and Form 1099 for these accounts. The Adviser pays the account maintenance fees for these accounts.

Initial Purchase: The minimum initial investment is $2,000. An investor may open an account and make the initial purchase in the following manner:

By check: An account application should be completed, signed, and, along with a domestic personal check payable to Oceanstone Fund, sent, by regular mail or by express mail, to:

Oceanstone Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

All investments must be in U.S. dollars. The Fund does not accept cash, cashier’s checks, money orders, traveler’s checks, foreign checks, starter checks, credit card convenience checks, draft checks, or third party checks, for initial or subsequent purchases. For tax-advantaged accounts, please specify the year for which the contribution is made.

By wire: In order to open an account with the Fund, an account application should be completed, signed, and mailed to:

Oceanstone Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Afterwards, please call Mutual Shareholder Services at 1-800-988-6290 for wire instructions. The Fund does not accept third-party wire transfer or foreign wire transfer.

In compliance with the USA Patriot Act of 2001, please note that the Fund's Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Fund does not have reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Subsequent Purchases: The minimum subsequent investment is $100. The Fund shareholders may make additional purchases by check or by wire in the following manner:

By Check: A domestic personal check payable to Oceanstone Fund, along with the stub from a previous purchase or sale confirmation, should be sent, by regular mail or by express mail, to:

Oceanstone Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Write your account number on your check. If you do not have the stub, include a note with your name and your account number.

By Wire: Please follow the instructions discussed for initial purchase.

Purchase by Telephone: The Fund shares may not be purchased by telephone or facsimile.

Other information Concerning Purchase of Shares: If a check does not clear your bank, the Fund reserves the right to cancel the purchase and you will be responsible for any banking fees imposed and losses that may be incurred as a result of a decline in the value of the canceled purchase. Any profit on such cancellation will accrue to the Fund. If you are already a shareholder, the Fund (or its transfer agent) reserves the right to redeem shares in your account(s) to cover these fees and losses. If a check does not clear on an initial purchase, the Adviser will pay for any banking fees imposed if they can not be recovered from the initial purchaser, and any profit or loss incurred from the canceled purchase will accrue to the Fund. For purchase of $50,000 or more, the Fund may, in its discretion, require payment by certified check or by wire.

Additional Purchase Information: A shareholder will receive confirmation of all transactions by mail. The Fund will only issue book entry shares. Certificates representing shares are not issued.

Redemption of Fund Shares

The Fund shares may be redeemed by writing directly to the Funds’ transfer agent, Mutual Shareholder Services LLC, by regular mail or by express mail, at:

Oceanstone Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

The written request should include the shareholder’s name, account number, the dollar amount (or the number of shares) the shareholder wants to sell.

The redemption request must be signed exactly as the shareholder’s name appears on the account application form, with the signature guaranteed. If the Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the account application form, with at least one signature guaranteed. You should be able to obtain a signature guarantee from a bank, a credit union (if authorized under state law), or a member firm of the New York Stock Exchange. A notary public cannot provide a signature guarantee. Additional documents may be required for corporations, trustees or guardians. A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at 1-800-988-6290.

Payment will be made within seven calendar days after all of the necessary documents have been received in proper form by Mutual Shareholder Services. A shareholder may request that redemption proceeds be sent by express mail or transmitted by wire to the shareholder’s designated account at a domestic bank or brokerage firm. The shareholder will be charged for the cost of such express mail or wire transfer of funds. If the shares have been purchased by check recently and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check).

The proceeds received by the shareholder may be more or less than the cost of such shares, depending upon the net asset value per share at the time of redemption.

Redemption by Telephone: The Fund shares may not be redeemed by telephone or facsimile.

Redemption Payment: The Fund intends to make payments in cash. However, the Fund reserves the right to make payments in kind. The Fund may suspend the right of redemption or postpone the date of payment for the following reasons:

· The New York Stock Exchange is closed for other than customary weekend or holiday closings.

· Trading on the New York Stock Exchange is restricted as

determined by the Securities and Exchange Commission.

· The Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practical.

Redemption by the Fund: Due to the high cost of maintaining shareholder accounts, the Fund reserves the right to redeem, upon not less than 60 days of written notice, all of the shares of any shareholder if, through redemption, the shareholder’s account has a net asset value of less than $2,000. A shareholder will be given at least 60 days of written notice prior to any involuntary redemption, and during such period, will be allowed to purchase additional shares to bring his account up to the minimum before the redemption is processed.

Dividends and Distributions

Re-Investments: The Fund will automatically use the taxable dividends and capital gain distributions for purchase of additional shares for shareholders at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, direct the Fund to pay dividends and/or capital gain distributions, to such shareholder in cash.

Abusive Trading Practices

In the process of seeking to achieve its investment objective, the Fund may hold a large number of small capitalization stocks in its portfolio. Generally, small capitalization stocks have lesser liquidity and greater volatility in market price. Consequently, the Fund, due to holding such small capitalization stocks, may be susceptible to frequent short-term trading of its shares. Excessive short-term trading of the Fund shares can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. In order to protect its long-term shareholders, the Fund discourages excessive short-term trading of the Fund shares and does not accommodate frequent trading by the Fund shareholders. The Fund reserves the right to reject purchases where excessive short-term trading is detected.

Tax Consequences

Tax on Distributions: Distributions of net long-term capital gains realized by the Fund are taxable to the shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by the shareholder. Distributions of incomes realized by the Fund, including short-term capital gains, are taxable to the Fund shareholders as ordinary income. Distributions of incomes, if any, will be made once a year or more frequently at the discretion of the Fund. Distributions of capital gains, if any, will be made once a year. Distributions received shortly after purchase of the shares by a shareholder will have the effect of reducing the per share net asset value of his shares by the amount of such distributions and, although in effect a return of capital, are subject to income taxes.

The Fund sends an annual statement of account activity to its shareholders, to assist them in completing their tax returns. The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, are subject to income tax. The shareholders should consult their tax adviser regarding their tax returns.

Federal Withholding: The Fund is required by federal law to withhold 31% of taxable incomes, which include dividends and distributions, paid to the shareholders who have not complied with Internal Revenue Service regulations. In order to avoid this withholding requirement, you must certify to the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding or that you are exempt from back-up withholding.

DISTRIBUTION ARRANGEMENTS

The Fund is a no-load mutual fund and has no purchase or redemption fees, no 12b-1 fees and no account maintenance fees.

FINANCIAL HIGHLIGHTS

Non-Applicable

ADDITIONAL INFORMATION

Transfer Agent: Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147

Custodian: The Huntington National Bank, 41 South High Street, Columbus, OH 43287

Independent Auditors: Sanville and Company, 1514 Old York Road, Abington, PA 19001

PRIVACY POLICY

In the course of doing business with Oceanstone Fund (the Fund), a shareholder shares personal and financial information with the Fund. The Fund treats this information as confidential and recognizes the importance of protecting access to it.

Collection of Customer Information: A shareholder may provide information when communicating or transacting with the Fund in writing, electronically, or by telephone. For instance, information may come from applications, requests for forms or literature, transactions and account positions with the Fund. On occasion, such information may come from consumer reporting agencies and those providing services to the Fund.

Disclosure of Customer Information: The Fund does not sell information about current or former customers to any third parties, and the Fund does not disclose it to third parties unless necessary to service an account or as otherwise required by law. The Fund may share that information with companies that perform services for the Fund. When the Fund enters into such a relationship, its contracts restrict the companies' use of the Fund customer’s information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information: The Fund maintains physical, electronic, and procedural safeguards to protect the personal information of its shareholders. Within the Fund, access to such information is limited to those who need it to perform their jobs, such as servicing shareholder accounts, resolving problems, or informing shareholders of new products or services.

BACK COVER PAGE

TABLE OF CONTENTS

Page

RISK/RETURN SUMMARY

2

FEES AND EXPENSES

4

INVESTMENT MANAGEMENT

4

SHAREHOLDER INFORMATION

5

Pricing of Fund Shares

5

Purchase of Fund Shares

6

Redemption of Fund Shares

8

Dividends and Distribution

10

Abusive Trading Practices

10

Tax Consequences

10

DISTRIBUTION ARRANGEMENT

11

FINANCIAL HIGHLIGHTS

11

ADDITIONAL INFORMATION

11

PRIVACY POLICY

11

You will find more information about Oceanstone Fund in the following document:

Statement of Additional Information – The Statement of Additional Information contains additional and more detailed information about the Fund and is considered to be a part of this Prospectus.

Annual and Semi-Annual Reports – The Fund’s annual and semi-annual reports will give current holdings and detailed financial statements of the Fund. In addition, details about portfolio activities and shareholder services may be discussed.

How to Get These Additional Information

You can obtain a copy of these documents:

1:

Call or write for one, and a copy will be sent without charge:

Oceanstone Fund

c/o Mutual Shareholder Services LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

1-800-988-6290

Please contact the Fund at the above address if you wish to request other information and/or shareholder inquires.

2:

You may also obtain information about the Fund from the Securities and Exchange Commission on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov or at its Public Reference Room in Washington D.C. Call the Securities and Exchange Commission at 1-202-551-8090 for room hours and operation. You may also obtain information about the Fund by electronic request at the following E-mail address: publicinfo@sec.gov, or by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549.

3:

The Prospectus, Statement of Additional Information, and current annual or semi-annual shareholder report of the Fund is also available,

free of charge, on the Fund’s Web site at www.oceanstonefund.com.

Investment Company Act File Number:

811-21930

STATEMENT OF ADDITIONAL INFORMATION

Oceanstone Fund

1-800-988-6290

www.oceanstonefund.com

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s current prospectus. A copy of the Fund’s prospectus dated 11/09/2006 can be obtained from the Fund’s transfer agent, Mutual Shareholder Services LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, telephone number 1-800-988-6290. The date of this Statement of Additional Information is 11/09/2006.

FUND HISTORY

Oceanstone Fund (the Fund) is registered as a business trust under the laws of the State of Delaware pursuant to a Declaration of Trust dated June 26, 2006. The Fund has no prior operating history.

INVESTMENTS AND RISKS

Classification: The Fund is an open-end, no-load, non-diversified investment management company.

Investment Strategies and Risks: All investment strategies and risks are thoroughly discussed in the Prospectus. No additional strategies and risks are discussed here.

Fund Investment Restrictions: As set forth in the Prospectus dated 11/xx/2006, the investment objective of the Fund is capital appreciation. Consistent with its investment objective, the Fund has adopted the following investment restrictions that cannot be changed without approval of the holders of the lesser of:  (i) 67% of the Fund's shares present or represented at a stockholder meeting at which the holders of more than 50% of such shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund:

1:

The Fund will invest only in common stocks on the New York Stock Exchange, NASDAQ (both National Market and Capital Market), and American Stock Exchange. The available cash of the Fund will be invested in cash and cash equivalents.

2:

The Fund will not invest in any initial public offering or private placement, and the Fund will not invest in any restricted stock or letter stock.

3:

The Fund will not invest more than 25% of its assets in common stocks of companies in a particular industry (except obligations issued or guaranteed by the

United States Government, its agencies and instrumentalities).

4:

The Fund will not purchase the securities of other registered management investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund;  (b) the securities of registered money-market funds to the extent permitted by the Investment

Company Act of 1940 and the rules and regulations promulgated under the

Investment Company Act of 1940.

5:

The Fund will not invest in commodities, commodity contracts, or real estate, but the Fund may invest in the stocks of public companies that deal in real estate (real estate investment trusts or REITs).

6:

The Fund will not borrow money to purchase stocks on margin, but may obtain such short-term credit as may be necessary for the clearance of purchases and sales of stocks or for temporary and emergency purposes in an amount not exceeding 10% of the value of its net assets.

7:

The Fund will not sell stocks short.

8:

The Fund will not acquire more than 10% of any class of a company’s stocks, or acquire more than 10% of the voting stocks of another company.

9:

The Fund will not invest in any company for the purpose of acquiring control.

10:

The Fund will not acquire or retain any common stock issued by a company, an officer or director of which is an officer or trustee of the Fund or an officer or director of its investment adviser, without authorization of the Fund’s Board of

Trustees.

11:

The Fund will not make loans.

12:

The Fund will not pledge, mortgage, or hypothecate any of its assets.

13:

The Fund will not issue any senior security, warrant, or option.

14:

The Fund will not underwrite securities of other issuers.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment or utilization of assets is made. If these restrictions are adhered to at the time an investment or utilization of assets is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred.

Temporary Defensive Position & Portfolio Turnover: These subjects are discussed in the Fund’s prospectus.

Disclosure of Portfolio Holdings: Generally, the Fund discloses its portfolio holdings only (i) in annual and semi-annual reports to shareholders; (ii) in Form N-Q filings with the Securities and Exchange Commission.

In addition to portfolio holdings disclosures made to the public, the Fund provides portfolio information to third-party service providers in order for these providers to perform their duties on behalf of the Fund. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings information. As of the date of this Statement of Additional Information, these providers are the Fund’s accounting and transfer agent, Mutual Shareholder Services LLC (full portfolio daily, no lag), custodian, the Huntington National Bank (full portfolio daily, no lag), and auditor, Sanville and Company (full portfolio annually, 30 day lag). In addition, the Fund also discloses portfolio information to legal counsel and printer, and the length of the lag between the date of the information and the date on which the information is disclosed will depend on the identity of the party to whom the information is disclosed and the circumstance under which the information is disclosed. For instance, the Fund may provide portfolio holdings information to its legal counsel at any time.

The third-party service providers to whom the Fund provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed and refrain from trading on such information. Neither the Fund nor the Fund’s investment adviser receives any compensation in connection with disclosure of information to these parties.

The Fund does not believe that disclosure of portfolio information as described in this paragraph creates any conflict between the interests of the Fund shareholders and the interests of the Fund’s investment adviser. Any potential conflicts of interest that do arise will be resolved by the Board of Trustees in the best interests of the Fund shareholders.

These Fund policies and procedures will be reviewed by the Board of Trustees on an annual basis, for adequacy and effectiveness. In addition, the Chairman will make a quarterly report to the Board of Trustees regarding compliance with these policies and procedures.

MANAGEMENT OF THE FUND

The Fund’s Board of Trustees is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The Fund’s investment adviser conducts the day-to-day operations of the Fund, under the supervision of the Board of Trustees.

The following table provides biographical information with respect to each current Trustee and officer of the Fund.  James J. Wang, who is an interested trustee of the Fund and also its president, treasurer, secretary and chief compliance officer, is indicated by an asterisk. There are no committees of the Board. The Fund is the only series in the “Fund Complex”.

Name, Address

Position & Length

Principal Occupation

Other

And Age

of Time

Served

During Past 5 Years

Directorship

with the Fund  (1)

Held by  Trustee

__________________________________________________________________________________________________________

James J. Wang*

Trustee

Portfolio manager for Oceanstone

0

553 Dew Point Avenue

President

Fund from its inception to present;

Carlsbad, CA 92011

Chief Compliance

State-registered investment adviser

Year of Birth: 1963

Officer

from 2003 to present; Private investor

Since inception

from 2001 to 2003

Rajendra Prasad, M.D.

Trustee

Portfolio manager for Prasad Growth

1  (2)

1310 East Ocean Blvd.,

Since inception

Fund since 1998;  Part-time physician

#1401

in  private practice

Long Beach, CA 90802

Year of Birth: 1945

Thomas L. Severance

Trustee

Full-time instructor at MiraCosta

0

1653 Magnolia Circle

Since inception

College since 1986;  Business and

Vista, CA 92081

tax attorney in private practice

Year of Birth: 1952

(1): Each trustee holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the trustee dies, resigns or is removed.

(2): Dr. Prasad is a trustee of Prasad Growth Fund.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee of the Fund as of November 09, 2006:

Name of Trustee

Dollar Range of Equity

Aggregate Dollar Range

Securities in the Fund

of Equity Securities in all

Registered Investment

Companies Overseen by

Trustee in Family of

Investment Companies

James J. Wang

$50,001 - $100,000

$50,001 - $100,000

Rajendra Prasad

None

None

Thomas L. Severance

None

None

The Fund will not compensate its trustees directly. The non-interested trustees of the Fund will be paid $750 a quarter by the Adviser to cover their expenses and compensation after the Fund becomes effective. The following table summarizes the estimated compensation or benefits payable to the non-interested trustees for the fiscal year that will end on 06/30/2007:

Trustee

Aggregate

Pension or

Estimated

Total

Compensation

Retirement

Annual Benefits

Compensation

From the Fund

Benefits

upon Retirement

From Fund Paid

to Trustee

Rajendra

$2,250

0

0

$2,250

Prasad

Thomas L.

$2,250

0

0

$2,250

Severance

Sales Loads: The Fund has no sales load.

       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

At present time of initial registration, all outstanding shares of the Fund are owned by James J. Wang and Yajun Zheng.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser: Oceanstone Capital Management, Incorporated acts as the investment adviser (the Adviser) to the Fund. James J. Wang is the president, a director, and a shareholder of the Adviser and, therefore, is deemed to be in control of the Adviser.

As compensation for the Adviser’s services rendered to the Fund, the Fund pays to the Adviser a fee, computed daily and paid monthly, at an annual rate of 1.80% of the net assets of the Fund.

Subject to the supervision of the Fund’s Trustees, the Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, the Adviser furnishes office facilities and clerical and administrative services and pays all operating expenses of the Fund except for brokerage commission, tax, interest, and management fee. In addition, subject to the supervision of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the business affairs of the Fund. The Fund pays brokerage commission, tax, interest, and management fee.

Other Investment Advice: There is no individual or organization that receives remuneration from the Adviser or the Fund for providing investment advice except brokers who receive competitive commissions on the purchase and sale of the Fund’s securities.

PORTFOLIO MANAGER

Other Accounts Managed: James J. Wang is the portfolio manager of the Fund. From 2003 to present, James Wang is also a state-registered investment adviser as a sole proprietor. As of September 30, 2006, James Wang is responsible for the day-to-day management of the portfolios of the following accounts other than the Oceanstone Fund:

     Number of Accounts      Total Assets Managed

Registered investment companies

0

0

Other pooled investment vehicles

0

0

Other accounts

7

        $1,018,143

None of the advisory fees on these accounts is based on performance.

Both the Fund and these other accounts have the same investment objective of capital appreciation. But the investment strategy of the Fund is different from that of these other accounts, because the Fund must meet certain diversification requirements to be qualified as a regulated investment management company for tax purpose, while these other accounts do not have such requirements. In managing the Fund and these other accounts, James Wang may face potential material conflicts of interest in favoring one portfolio over others with more attention and/or more investment opportunities. James Wang recognizes his fiduciary responsibilities for all of his clients and will treat all of his clients fairly, such as in allocation of investment opportunities between the Fund and these other accounts.

Compensation: James J. Wang, the interested trustee and portfolio manager of the Fund, will not receive any compensation from the Fund directly. James Wang is the president, a director and a shareholder of Oceanstone Capital Management, Incorporated (the Adviser), and he will benefit through payments of an annual advisory and management fee of 1.80% of the Fund’s net assets to the Adviser. This annual advisory and management fee is not based on performance. As a shareholder of the Adviser, James Wang participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund to the Adviser. As the investment adviser of a new start-up mutual fund with small asset base, the Adviser expects to lose money in at least the near future because the advisory fees that are paid to the Adviser by the Fund will unlikely cover the operating expenses of the Fund that are assumed by the Adviser. At present time, James Wang does not receive any compensation from the Adviser. In future, James Wang may receive a salary from the Adviser as compensation. There are no bonuses, deferred compensation or retirement plans associated with his service to the Fund.

       BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities for the Fund are made by the Adviser subject to the overall supervision of the Fund’s Board of Trustees. Portfolio security transactions for the Fund are effected by or under the supervision of the Adviser. These portfolio security transactions involve the payment of brokerage commissions. In addition, the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is the Fund’s policy to seek the best overall terms available. In assessing the best overall terms for any transaction, the Adviser will consider the factors it deems relevant, including the financial condition and execution capability of the broker/dealer and the reasonableness of its commission rate, for the specific transaction and on a continuing basis.

The Fund’s Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the services to the Fund.

CAPITAL STOCK AND OTHER SECURITIES

The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest in the Fund. The Fund’s shareholders are entitled to one vote per share on such matters as shareholders are entitled to vote. Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that the Fund’s shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation and instrument entered into or executed by the Fund shall contain a provision to the effect that the Fund’s shareholders are not personally liable thereunder.

     PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares: Purchase, redemption, and pricing of the Fund’s shares are discussed in the Fund’s prospectus.

Offering Price and Redemption in Kind: The Fund always trades at the net asset value. That means that the offering and redemption prices are always the same. Details about the offering price and redemption in kind are discussed in the Fund’s prospectus.

TAXATION OF THE FUND

The Fund intends to qualify each year as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If qualified as a regulated investment company, the Fund will pay no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

To qualify as a regulated investment company, the Fund must meet the following requirements: (i): The Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of stocks or securities; (ii): The Fund must distribute to its shareholders at least 90% of its net taxable income earned during the year; (iii): The Fund must meet certain asset diversification tests.

In addition to any dividends and capital gain distributions paid within the calendar year, any distributions declared in December and paid in the following January will be taxable in the year they are declared.

Statements as to the tax status of each shareholder’s dividends and capital gain distributions will be mailed annually by the Fund’s transfer agent. Shareholders are urged to consult their own tax advisers regarding their tax returns.

UNDERWRITING OF THE FUND

Mutual Shareholder Services LLC, a registered transfer agent, handles all the share purchases and redemptions for the Fund. The Fund will only issue book entry shares. Certificates representing shares are not issued.

CALCULATION OF PERFORMANCE DATA

Non-Applicable

FINANCIAL STATEMENTS

Sanville & Company CERTIFIED PUBLIC ACCOUNTANTS
ROBERT F. SANVILLE, CPA MICHAEL T. BARANOWSKY, CPA JOHN P. TOWNSEND, CPA	1514 OLD YORK ROAD ABINGTON, PA 19001 (215) 884-8460 • (215) 884-8686 FAX	MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
140 EAST 45TH STREET NEW YORK, NY 10017 (212) 661-3115 • (646) 227-0268 FAX

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Oceanstone Fund

We have audited the accompanying statement of assets and liabilities of Oceanstone Fund (“the “Fund”) as of September 13, 2006.  This statement of assets and liabilities is the responsibility of the Fund’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Oceanstone Fund, as of September 13, 2006, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
September 13, 2006

OCEANSTONE FUND

Statement of Assets and Liabilities

September 13, 2006

ASSETS

 Cash, at custodian bank

$102,000.00

LIABILITY

-_____

Net Assets

$102,000.00

Net Assets Consist Of:

Shares of beneficial interest, unlimited authorized shares

10,200 shares issued and outstanding

$102,000.0

Net Assets

$102,000.0

Net asset value per share (based on shares of beneficial

Interest issued and outstanding):

$10.00

The accompanying notes are an integral part of this financial statement.

Notes to Financial Statement

September 13, 2006

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  Oceanstone Fund, (the “Fund”) is a no-load, non-diversified, open-end investment company that was organized as a business trust under the laws of the State of Delaware pursuant to a Declaration of Trust dated June 26, 2006.  The Trust is permitted to issue an unlimited number of no par shares of beneficial interest in the Fund.

The Fund’s investment objective is to seek capital appreciation. The Fund’s principal investment strategy is to invest only in common stocks on the New York Stock Exchange, American Stock Exchange, and NASDAQ.  The Fund has had no operations to date other than matters relating to its organizational matters and the sale of  10,200 shares of beneficial interest to its shareholders, who are affiliated with the Fund’s advisor, Oceanstone Capital Management, Inc. (the “Advisor”), as indicated below:

Name	Relationship	Value Shares Purchased	Shares Purchased

James J. Wang Individual Retirement Account (IRA)	President of the Advisor and the Trust.	$ 26,186	2,619
James J. Wang Roth IRA	President of the Advisor and the Trust.	18,056	1,806
Yajun Zheng IRA	Spouse of President of the Advisor and the Trust.	26,537	2,654
Yajun Zheng Roth IRA	Spouse of President of the Advisor and the Trust.	17,455	1,745
James J. Wang and Yajun Zheng joint account	President of the Advisor and the Trust and spouse.	13,766	1,376
		$ 102,000	10,200

Security Valuations: The Fund’s assets are valued at the market value using market quotations. Common stocks in the Fund’s portfolio are valued at the last quoted sale price on the day the valuation is made. Those common stocks that are not traded on the valuation date are valued at the last bid price.

Federal Income Taxes:

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund will distribute its net realized capital gains, if any, on an annual basis and substantially all of its net investment income in the form of dividends to its shareholders on an annual basis or more frequently at the discretion of the Fund. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.

INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement (the “Agreement”) with Oceanstone Capital Management, Inc. (the “Advisor”) to furnish investment advisory and management services to the Fund.  Under this agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.80%.

The Advisor will pay all operating expenses of the Fund except for brokerage commissions, taxes, interest and management fees.

3.

ORGANIZATIONAL EXPENSES

The Advisor has agreed to absorb all initial organizational expenses of the Fund.

PROXY VOTING POLICY

The Fund has adopted a Proxy Voting Policy setting forth the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities. A copy of this Proxy Voting Policy is attached to this

Statement of Additional Information.

PROXY VOTING POLICY

   OCEANSTONE FUND

Oceanstone Fund (the Fund) has adopted the following voting policy to ensure that the Fund votes proxies in the best interests of the Fund and its shareholders, consistent with stated investment objective. In case that there is a conflict of interests in voting proxies between the interests of the Fund shareholders and those of the investment adviser, the Fund will vote in the best interests of the Fund shareholders.

The Fund’s voting policies are based on the principle that good corporate governance will help maximize investment return. Specifically, with regard to the areas shown below, the Fund will generally vote as follows:

1. The Board of Directors: Generally, the Fund will vote to elect the nominees. However, the Fund may review the long-term corporate performance record, director compensation and other factors, before making decisions.

2. Proxy Contests: In a contested election of directors, the Fund will evaluate, on a case-by-case basis, what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met.

3. Auditors: The Fund generally will vote in favor of the proposed auditor.

4. Anti-Takeover Defenses: Generally, the Fund will vote against proposals to institute anti-takeover defenses.

5. Social and Environmental Issues: Generally, the Fund will vote against shareholder social and environmental proposals, due to its economic focus.

6. Extraordinary Business Combination Transactions: The Fund will vote on corporate merger/acquisition and restructuring proposals on a case-by-case basis, taking into account the anticipated financial and operational benefits, offering price, and prospects of the resulting company.

7. Executive and Director Compensation: Generally, the Fund will vote for executive and director compensation plans that reward the creation of shareholder value.

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